Exhibit 10.18

FIRST AMENDMENT

to

SECURITIES PURCHASE AGREEMENT

This First Amendment (the “First Amendment”) to the Securities Purchase Agreement, dated as of October 29, 2014 (the “SPA”), is entered into as of December 18, 2014 (the “First Amendment Date”) by and between TerraForm CD Holdings Corporation, a Delaware corporation (“HoldCo Inc.”), TerraForm CD Holdings GP, LLC, a Delaware limited liability company (“HoldCo GP”), and TerraForm CD Holdings, LLC, a Delaware limited liability company (“HoldCo LLC”) (each, a “Buyer”, and collectively, the “Buyers”) on the one hand, and Capital Dynamics US Solar Energy A, L.P., a Delaware limited liability partnership (“CD US A”), Capital Dynamics US Solar Energy A-1, L.P., a Delaware limited liability partnership (“CD US A-1”), Capital Dynamics US Solar Energy A-2, L.P., a Delaware limited liability partnership (“CD US A-2”), Capital Dynamics US Solar Energy, L.P., a Delaware limited liability partnership (“CD US Solar”), and Capital Dynamics (US) GP AIV, Inc., a Delaware corporation (“CD AIV Inc.”) (each, a “Seller”, and collectively, the “Sellers”), on the other hand. Each Seller and Buyer may be referred to as a “Party” and collectively as the “Parties.” Initially capitalized terms used herein and not otherwise defined shall have the meanings set forth in the SPA.

RECITALS

The Parties desire to amend the SPA on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT:

1. Definition of “Shaffer Production Reduction”. The definition of “Shaffer Production Reduction” is hereby amended and restated in its entirety as follows:

“Shaffer Production Reduction” means, with respect to the Shaffer Project, $8,221 for each seven (7)-day period (pro-rated for less than any seven (7) day period) commencing November 16, 2014 and continuing until the earlier of (a) April 1, 2015 and (b) the date on which the restriction in Section 6.16 is removed; provided that during the months of February and March 2015, the Shaffer Production Reduction shall be calculated by taking twenty five percent (25%) of the net operating cash flow from the 4MW AC of the Shaffer Project that is operational during those months until the restriction in Section 6.16 is removed

2. Definition of “Title Endorsement”. The definition of “Title Endorsement” is hereby amended as follows: romanette (ii) is deleted in its entirety.

3. Definition of “Title Letter”. The definition of “Title Letter” is hereby added:

“Title Letter” means a letter executed by the title insurance company which issued a Title Policy, which letter confirms the continuation of the title examination from the date of the applicable Title Policy to the applicable Closing Date, without any additional Title Exceptions, except for Title Exceptions which are (a) approved by Buyers (which approval shall not be unreasonably withheld), or (b) Permitted Liens.

4. Section 2.2(b). Section 2.2(b) of the SPA is hereby amended and restated as follows:

“(b) funding an amount into an escrow account (the “Purchase Price Escrow Account”) established pursuant to the Purchase Price Escrow Agreement equal to, (i) if the Initial Closing is not a Full Closing, the amount set forth on Annex 1.1(i) corresponding to the Excluded LandPro Projects and the Shaffer Project (the “Second Closing Amount”) or (ii) if the Initial Closing is a Full Closing, twenty percent (20%) of the amount set forth on Annex 1.1(i) corresponding to the Shaffer Project (the “Shaffer Escrow Amount”)”

5. Section 2.6(k)(i). Section 2.6(k)(i) of the SPA is hereby amended and restated in its entirety as follows:

“(i) a Title Endorsement (at Buyers’ cost), effective as of the Closing Date applicable to the Transferred Company that owns the Projects below, for the Title Policies for the following Projects (as described on Annex 1.1(f)): (1) BASD Buchanan Project, BASD East Hills Project, BASD Farmersville Project, BASD Freedom Project, BASD Spring Garden Project (the aforementioned BASD Projects are insured on one Title Policy) and (2) Colonial Middle School Project, Colonial Elementary School Project and Colonial High School Project (the aforementioned Colonial Projects are insured on one Title Policy); and a Title Letter (at Buyers’ cost) for the Title Policies for the following Projects (as described on Annex 1.1(f)): (1) Cohalan Project and Deer Park Project (the Cohalan Project and the Deer Park Project are insured on one Title Policy), (2) Brentwood Project, Dennison Project, North County Project and Riverhead County Project (each of the aforementioned Projects are insured on one Title Policy) and (3) Swan Creek Project;”

6. Sections 2.6(k)(ii). Section 2.6(k)(ii) of the SPA is hereby amended and restated in its entirety as follows:

“(ii) a Title Policy (at Sellers’ cost), effective as of the Closing Date, for each of the following Projects (as described on Annex 1.1(f)): (1) Yuasa Project, (2) Grafton Project, (3) Franklin I Project, (4) Franklin II Project, (5) True North Project, (6) Shaffer Project, (7) Arrache 4006-1 Project and Arrache 4006-2 Project (as a combined single policy), (8) Arrache 8083-1 Project, Arrache 8083-2 Project and Arrache 8083-3 Project (as a combined single policy), (9) Arrache 4013 Project, (10) Nunn 8135 Project, (11) Ma 4035 Project, (12) Vinam 9011 Project, (13) Watts 3115-1 Project and Watts 3115-2 Project (as a combined single policy), (14) Horn 4097 Project, (15) Rutan 2061-1 Project, Rutan 2061-2 Project and Rutan 2061-3 Project (as a combined single policy), and (16) LandPro 8159 Project/LandPro 8160 Project/LandPro 8161 Project (as a combined single policy).”

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7. Section 2.6(k)(iii). Section 2.6(k)(iii) of the SPA is hereby amended and restated in its entirety as follows:

“(iii) an Affidavit of no Change (to the extent there are no changes or minimal changes to the Project since the date of the most recent survey for such Project) for each of the Projects described in (i) and (ii) above (other than the Swan Creek Project, Arrache 4006-1 Project, Arrache 4006-2 Project, Arrache 4013 Project, Arrache 8083-1 Project, Arrache 8083-2 Project, Arrache 8083-3 Project, Nunn 8135 Project, Ma 4035 Project and Vinam 9011 Project). To the extent there have been significant changes to any Project since the date of the most recent survey for such Project, which changes would render an Affidavit of no Change inapplicable or inappropriate, Seller will provide copies of the as-built construction drawings and a written description of the changes to each Project since the date of the last revision of the survey for such Project.”

8. Section 2.7(a). Section 2.7(a) of the SPA is hereby amended to delete the following phrase from the third sentence therein: “(if different from the Sellers’)”.

9. Section 2.8(b)(v). Section 2.8(b)(v) of the SPA is hereby amended and restated in its entirety as follow:

“(v) With respect to the Shaffer Project, so long as the Full Closing or a Second Closing that includes the Shaffer Project has occurred, if the restriction set forth in Section 6.16 is removed before April 1, 2015, then on the Business Day following such removal the Parties shall, by joint written instruction, instruct the Escrow Agent to promptly distribute (1) to the Sellers the Shaffer Escrow Amount from the Purchase Price Escrow Account, minus the Shaffer Production Reduction and (2) to the Buyers the Shaffer Production Reduction. With respect to the Shaffer Project, if the restriction set forth in Section 6.16 is not removed on or before April 1, 2015, then on the following Business Day, the Parties shall, by joint written instruction, instruct the Escrow Agent to promptly distribute to the Buyers the Shaffer Escrow Amount from the Purchase Price Escrow Account.”

10. Annex 1.1(a). Annex 1.1(a) of the SPA is hereby amended to add the following letter b. under the second Balance Sheet Rule therein, pertaining to “Current Liabilities”:

“(b) The current portion of deferred revenues, calculated in accordance with US GAAP guidelines for recognition of revenue associated with treasury grants over time, is excluded from the Current Liabilities of the Transferred Companies.”

11. Benefit of Agreement. This First Amendment is solely for the benefit of the signatories hereto (and their respective successors and assigns), and no other Person shall have any rights under, or because of the existence of, this First Amendment.

12. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to any conflict of laws rules thereof that might indicate the application of the laws of any other jurisdiction (other than Section 5-1401 of the New York General Obligations Law

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13. Captions. The headings of the several sections and subsections of this First Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

14. Reference to the SPA. Any and all notices, requests, certificates and other documents or instruments executed and delivered concurrently with or after the execution and delivery of this First Amendment may refer to the SPA without making specific reference to this First Amendment, but all such references shall be deemed to include this First Amendment, unless the context shall otherwise require.

15. Effectiveness of the SPA. Except as expressly provided herein, nothing in this First Amendment shall be deemed to waive or modify any of the provisions of the SPA, and the Parties hereby ratify and confirm the provisions of the SPA, as amended in Sections 1, 2 and 3, above. In the event of any conflict between the SPA and this First Amendment, this First Amendment shall prevail.

16. Counterparts. This First Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same instrument. Any counterpart may be delivered by facsimile transmission or by electronic communication in portable document format (.pdf), and the Parties agree that their electronically transmitted signatures on this First Amendment shall have the same effect as manually transmitted signatures.

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IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed by their duly authorized officers as of the day and year first above written.

BUYER:

TerraForm CD Holdings Corporation

By:	/s/ Carlos Domenech
Name: Carlos Domenech
Title: Authorized Signatory

TerraForm CD Holdings GP, LLC

By:	/s/ Carlos Domenech
Name: Carlos Domenech
Title: Authorized Signatory

TerraForm CD Holdings, LLC

By:	/s/ Carlos Domenech
Name: Carlos Domenech
Title: Authorized Signatory

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SELLERS:

Capital Dynamics US Solar Energy A, L.P.

By:	/s/ John Brechenridge
Name: John Brechenridge
Title: Managing Director

By:	/s/ Martin Hahn
Name: Martin Hahn
Title: Managing Director

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Capital Dynamics US Solar Energy A-1, L.P.

By:	/s/ John Brechenridge
Name: John Brechenridge
Title: Managing Director

By:	/s/ Martin Hahn
Name: Martin Hahn
Title: Managing Director

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Capital Dynamics US Solar Energy A-2, L.P.

By:	/s/ John Brechenridge
Name: John Brechenridge
Title: Managing Director

By:	/s/ Martin Hahn
Name: Martin Hahn
Title: Managing Director

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[Signature Page to SPA First Amendment]

Capital Dynamics US Solar Energy, L.P.

By:	/s/ John Breckenridge
Name: John Breckenridge
Title: Managing Officer

By:	/s/ Martin Hahn
Name: Martin Hahn
Title: Managing Officer

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Capital Dynamics (US) GP AIV, Inc.

By:	/s/ John Breckenridge
Name: John Breckenridge
Title: Managing Director

By:	/s/ Martin Hahn
Name: Martin Hahn
Title: Managing Director

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[Signature Page to Securities Purchase Agreement]